Exhibit 1(a)



              [Form of Distribution Agreement]*


                        TEXTRON INC.

                      Medium-Term Notes
                   Due Nine Months or More
                     From Date of Issue

                   Distribution Agreement

                                          ____________, ____
                                          New York, New York

[Name and Address of Agents]

Ladies and Gentlemen:

     Textron Inc., a Delaware corporation (the "Company"), confirms its agreement with each of you, together with any Additional Agents (as defined in Section 10 herein) who become a party to this Agreement (individually an "Agent" and collectively the "Agents"), with respect to the issue and sale by the Company of its Medium-Term Notes Due Nine Months or More from date of issue limited in aggregate principal amount to ________ (or the equivalent thereof in other currencies, including composite currencies such as the European Currency Unit) less the aggregate principal amount or initial public offering price, as appropriate, of all other securities of the Company registered pursuant to the Registration Statement (as defined below) issued and sold after the date hereof (as so limited, the "Notes").

     Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly to investors on its own behalf at any time or to sell Notes through one or more Additional Agents, the Company hereby appoints each of you as the agent of the Company for the purpose of soliciting offers to purchase the Notes from the Company by others. This Agreement shall only apply to sales of the Notes and not to sales of any other securities or evidences of indebtedness.



______________
* The provisions of this Form will be completed or modified as appropriate in the event the Notes are to be issued in bearer form.

<page 1>

     The Notes will be issued under an indenture, dated as of April 15, 1987 as supplemented by the First Supplemental Indenture dated as of March 15, 1988 and the Second Supplemental Senior Indenture dated as of February 6, 1996 (the "Indenture") between the Company and The Chase Manhattan Bank (formerly known as Chemical Bank, successor by merger to Manufacturers Hanover Trust Company), as trustee (the "Trustee"). Except as specified for Notes denominated in a Specified Currency and except as otherwise permitted by the Indenture, the Notes will be issued in minimum denominations of $_____ and in denominations exceeding such amount by integral multiples of $______, will be issued only in fully registered form and will have the maturities, annual interest rate, redemption provisions and other terms set forth in a supplement to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and the Agents after notice to, and with the approval of, the Trustee. Each Agent, severally and not jointly, and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Agent that:

          (a) The Company meets the requirements for use of Form S-3 ("Form S-3") under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-________), which has become effective, for the registration under the Act of $_____________ of securities of the Company or certain of its subsidiaries, including the Notes. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule and the Act. In connection with the sale of Notes, the Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Notes and the plan of distribution thereof and has previously advised each Agent of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended to the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus, as supplemented pursuant to the previous sentence, is hereinafter called the "Prospectus". Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the date of this Agreement or the date of the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this

<page 2>

     Agreement or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (b) As of the date hereof, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus is filed with the Commission and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, and the Prospectus as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Prospectus as supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Agent specifically for use in connection with the preparation of the Registration Statement and the Prospectus.

          (c) There has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (d)  The execution and delivery of, and the
     performance by the Company of its obligations under, this Agreement have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company.

          (e)  The Indenture has been duly authorized,
     executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (f) The Notes have been duly authorized and, when executed by the Company, authenticated by the Trustee and issued in accordance with the Indenture and delivered pursuant to the provisions of this Agreement against payment therefor as described in the Registration Statement and the Prospectus, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforceability thereof may be limited by bankruptcy,

<page 3>

     insolvency or other similar laws
     affecting the enforcement of creditors' rights generally and by general principles of equity and except as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforceability thereof may be limited by (i) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States; and the Notes and the Indenture will conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus.

          (g) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

          (h) Each of Bell Helicopter Textron Inc., Textron Financial Corporation, Avco Financial Services Inc., The Cessna Aircraft Company and Cessna Finance Corporation (collectively, the "Significant Subsidiaries") is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole. Except as disclosed in the Registration Statement and the Prospectus, the Company owns of record, directly or indirectly, all of the outstanding shares of capital stock of each of the Significant Subsidiaries free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

          (i) The execution and delivery of this Agreement and the Indenture by the Company and the consummation of the transactions contemplated herein and therein will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any other agreement or instrument binding upon the Company or any of the Company's Significant
     Subsidiaries or any judgment, order or decree of any governmental body, agency or court having

<page 4>

     jurisdiction over the Company or such Significant Subsidiaries, except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Indenture, and the consummation of the transactions contemplated hereby, except such as are required pursuant to state securities or Blue Sky Laws.

          (j)  The statements under the captions
     "Description of Debt Securities", "Description of Notes" and Plan of Distribution" in the Prospectus insofar as they constitute a summary of this Agreement, the Indenture and the Notes, fairly present fairly the information called for by Form S-3 with respect to such documents.

          (k) The statements included under the caption "Legal Proceedings" in the Company's Annual Report on Form 10-K insofar as they describe statements of law or legal conclusions are accurate and fairly present the information required to be shown.


     2. Appointment of Agents; Solicitations by the Agents of Offers to Purchase; Sales of Notes to a Purchaser. (a)
Subject to the terms and conditions set forth herein, the Company hereby authorizes each Agent to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

     On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each Agent agrees, severally and not jointly, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth herein and in the Prospectus as amended or supplemented.

     The Company reserves the right, in its sole discretion, to instruct any of the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the affected Agent or Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised the affected Agent or Agents that such solicitation may be resumed.

     The Company agrees to pay each Agent a commission, at the time of settlement of each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate issue price of the Notes sold by the Company.

<page 5>

     Subject to the provisions of this Section, offers for the purchase of Notes may be solicited by each Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through the Agents.

     (b) Subject to the terms and conditions stated herein, the Company agrees that, whenever the Company determines to sell Notes directly to any of you as principal for resale to others, it will enter into a Terms Agreement relating to such sale in accordance with the provisions of this Section 2(b). For the purposes of this Agreement, the terms "Agent" and "Agents" shall refer to you acting solely in the capacity as agent for the Company hereunder and not as principal, the term "Purchaser" shall refer to you acting solely as principal hereunder and not as agent, and the term "you" shall refer to each of you acting in both such capacities or in either such capacity; provided, however, that no Additional Agent may act as principal hereunder.

     Each sale of Notes to a Purchaser shall be made in accordance with the terms of this Agreement and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, a Purchaser. Each such supplemental agreement (which may be an oral or written agreement) is herein referred to as a "Terms Agreement". Each Terms Agreement will take the form of either (i) a written agreement between a Purchaser and the Company, which may be substantially in the form of Exhibit B hereto or (ii) an oral agreement between a Purchaser and the Company confirmed in writing by the Purchaser to the Company. A Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Company for such Notes, the rate at which interest will be paid on the Notes, the date and time of delivery of payment for such Notes (the "Purchase Date"), the place of delivery of the Notes and payment therefor, the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company or its officers, and the letter from Ernst & Young, pursuant to Section 6(b). Such Terms Agreement shall also specify the period of time referred to in Section 4(l).

     Delivery of the certificates for Notes sold to a Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser as set forth in the respective Terms Agreement, not later than the Purchase Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the respective Terms Agreement. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow any portion of the discount or commission payable pursuant hereto to dealers or purchasers.

     3. Offering Procedure. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes on terms previously communicated by the Company to such Agent, and the Company shall have the sole right to accept such offers to purchase Notes and may refuse any proposed purchase of Notes in whole or in part for

<page 6>

any reason. Each Agent shall have the right to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

     4. Agreements. The Company agrees with each Agent that:

          (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment to the Registration Statement or supplement to the Prospectus (except for a supplement relating to an offering of securities other than the Notes and except for any document incorporated by reference therein pursuant to Item 12 of Form S-3 which was filed under the Exchange Act) unless the Company has furnished each Agent a copy for its review prior to filing and will not file any such proposed amendment or supplement to which any Agent reasonably objects. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed (or mailed for filing) with the Commission as required pursuant to Rule 424. The Company will promptly advise each Agent
     (i) when each supplement to the Prospectus shall have been filed (or mailed for filing) with the Commission pursuant to Rule 424, (ii) when any amendment of the Registration Statement shall have become effective,
     (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. If the Prospectus is supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus pursuant to
     Item 12 of Form S-3, the Company will provide each Agent with a copy of such document promptly after the filing thereof and any such Agent shall not be obligated to solicit offers for the purchase of Notes so long as such Agent is not reasonably satisfied with such document.

          (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Registration Statement, as then amended, or the Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company will promptly
     (i) notify each Agent to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, such Agent shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented). If

<page 7>

     the Company desires the Agents to
     resume solicitation of offers to purchase Notes, the Company shall (i) prepare and file with the Commission, subject to paragraph (a) of this Section 4, any amendment or supplement which is necessary to correct such statement or omission or to effect such compliance and (iii) supply any such amended or supplemented Prospectus to each Agent in such quantities as such Agent may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each Agent pursuant to paragraph
     (f) of this Section 4 in connection with the preparation or filing of such amendment or supplement are satisfactory in all respects to the Agent receiving such amendment, supplement, documents, certificates and opinions, such Agent will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement if such an amendment is required, resume its obligation to solicit offers to purchase Notes hereunder.

          (c) As soon as practicable, the Company will make generally available to its security holders and to each Agent an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act and, not later than 45 days after the end of the 12-month period beginning at the end of each fiscal quarter of the Company (other than the last fiscal quarter of any fiscal year) during which the effective date of any post-effective amendment to the Registration Statement occurs, not later than 90 days after the end of the fiscal year beginning at the end of each last fiscal quarter of any fiscal year of the Company during which the effective date of any post-effective amendment to the Registration Statement occurs, and not later than 90 days after the end of each fiscal year of the Company during which any Notes were issued, the Company will make generally available to its security holders and to each Agent an earnings statement or statements covering such 12-month period or such fiscal year, as the case may be, that will satisfy the provisions of such Section 11(a) and Rule 158.

          (d) The Company will furnish to each Agent and counsel for the Agents, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto and, so long as delivery of a prospectus may be required by the Act, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as each Agent may reasonably request.

          (e)  The Company will arrange for the
     qualification of the Notes for sale under the laws of such jurisdictions as the Agents may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and will arrange for the determination of the legality of the Notes for purchase by institutional investors.

          (f) The Company will furnish to each Agent such documents, certificates of officers of the Company and opinions of counsel for the Company

<page 8>

     relating to the business, operations and affairs of the Company, the Registration Statement, any preliminary prospectus, the Prospectus, and any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and such Agent of their respective obligations hereunder and thereunder as such Agent may from time to time and at any time prior to the termination of this Agreement reasonably request.

          (g) The Company will, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing and delivery of the Registration Statement, any preliminary prospectus, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of each such jurisdiction as the Agents may reasonably designate, the fees and disbursements of the Trustee and the fees of any agency that rates the Notes, the cost of providing any CUSIP or other identification for the notes, the fees and expenses of any depository for the Notes, and (ii) reimburse each Agent on a monthly basis for all out-of-pocket expenses (including without limitation advertising expenses) incurred by such Agent and approved by the Company in advance, in connection with the offering and the sale of the Notes, and (iii) be responsible for the reasonable fees of counsel for the Agents incurred in connection with the offering and sale of the Notes, provided that the Company shall not be responsible for the fees of counsel for a Purchaser incurred in connection with the offering and sale of the Notes pursuant to a Terms Agreement unless specified in such Terms Agreement.

          (h) Each acceptance by the Company of an offer for the purchase of Notes (whether to a Purchaser or an Agent), and each delivery of Notes to an Agent or a Purchaser, shall be deemed to be (i) an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to you pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to a Purchaser or its agent, or to the Agent, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time and (ii) a representation and warranty to the Agent arranging such sale that neither the Registration Statement nor the Prospectus, as then amended or supplemented, fails to reflect any facts or events which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement or the Prospectus, as then amended or supplemented, and/or includes any untrue statement of a material fact, or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to (x) that part of

<page 9>

     the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (y) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Agent specifically for use in connection with the preparation of the Registration Statement and the Prospectus or any amendments thereof or supplements thereto.

          (i) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant thereto), the Company will deliver or cause to be delivered forthwith to each Agent a certificate of the Company signed by the Chairman, the President or any Vice President and the principal financial or accounting officer of the Company, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate that was last furnished to such Agent pursuant to either Section 5(d) or this Section 4(i) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

          (j) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant thereto or
     (ii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (ii) above, in the reasonable judgment of any Agent, such financial statements or other information are of such a nature that an opinion of counsel should be furnished), the Company shall furnish or cause to be furnished forthwith to each Agent a written opinion of the Executive Vice President and General Counsel or the Group General Counsel - Financial Services of the Company or such other counsel as the Agents deem satisfactory, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to the Agents, of the same tenor as the opinion referred to in Section 5(b) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to such Agent may furnish such Agent with a letter to the effect that such Agent may rely on such last

<page 10>

     opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

          (k) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, the Company shall cause its independent public accountants, forthwith to furnish each Agent a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter, provided that if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, such independent public accountants may limit the scope of such letter, which shall be satisfactory in form to each Agent, to the unaudited financial statements and the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in such amendment or supplement, unless any other information included or incorporated by reference therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of any Agent, such letter should cover such other information.

          (l) During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser, issue or announce the proposed issuance of any of its debt securities, including Notes, with terms substantially similar to the Notes being purchased pursuant to the Terms
     Agreement.


     5. Conditions to the Obligations of Each Agent. The obligations of each Agent to solicit offers to purchase the Notes and of any purchaser to purchase Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement, as of the date any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) Prior to such solicitation or purchase, as the case may be:

<page 11>

               (i)  no stop order suspending the
          effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened;

               (ii) there shall not have occurred any change in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that, in such Agent's judgement, is material and adverse and that makes it, in such Agent's judgement, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as so amended or supplemented;

               (iii) there shall not have occurred any (A) suspension or material limitation of trading generally on or by, as the case may be, the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (B) suspension of trading of any securities of the Company on any exchange or in any over-the-counter market, (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities or (D) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in such Agent's judgment, is material and adverse and, in the case of any of the events described in clauses (iii)(A) through (D), such event, singly or together with any other such event, makes it, in such Agent's judgement, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made; and

               (iv) there shall not have occurred any
          downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (b) The Company shall have furnished to such Agent the opinion of the Executive Vice President and General Counsel or the Group General Counsel - Financial Services of the Company or such other counsel as the Agents deem satisfactory, dated the date hereof, to the effect that:

               (i) the Company is a corporation duly
          organized and validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its

<page 12>

          properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition
          (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole,

               (ii) each of the Significant Subsidiaries is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

          (iii)     the Indenture has been duly authorized,
          executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (2) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and has been duly qualified under the Trust
          Indenture Act,

          (iv) the Notes have been duly authorized by the Company and, when the terms of the Notes have been established in accordance with procedures set forth in the resolutions of the Company's Board of Directors and Finance Committee relating to the Notes and when executed by the Company and authenticated by the Trustee and issued in accordance with the Indenture and delivered pursuant to the provisions of this Agreement against payment therefor, as described in the Registration Statement and the Prospectus thereof, will be valid and binding obligations of the Company enforceable in accordance with their terms and will be entitled to the benefits of the Indenture, except as enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and except as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforceability thereof may be limited by (i) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign

<page 13>

          currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States; and the Notes and the Indenture will conform in all material respects to the descriptions thereof in the Registration
          Statement and the Prospectus,

               (v)  the execution and delivery of, and the
          performance by the Company of its obligations under this Agreement have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company,

               (vi) the execution and delivery of this
          Agreement and the Indenture by the Company and the consummation of the transactions contemplated herein and therein will not contravene any provision of applicable law (except as rights to indemnity and contribution under this Agreement may be limited by applicable law) or the certificate of incorporation or by-laws of the Company or, to the knowledge of such counsel after due inquiry, any other agreement or instrument binding upon the Company or any of the Company's Significant Subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or such Significant Subsidiaries, except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Indenture, and the consummation of the transactions contemplated hereby, except such as are required pursuant to state securities or Blue Sky Laws,

               (vii)   the statements in the Prospectus
          under "Description of Debt Securities",
          "Description of Notes" and "Plan of Distribution", insofar as such statements constitute a summary of this Agreement, the Indenture and the Notes, fairly present the information called for by Form S-3 with respect to such documents,

               (viii)  the statements included under the
          caption "Legal Proceedings" in the Company's
          Annual Report on Form 10-K insofar as they describe statements of law or legal conclusions are accurate and fairly present the information required to be shown,

               (ix) the Registration Statement and any
          amendments thereto have become effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration

<page 14>

          Statement has been issued and no
          proceedings for that purpose have been instituted or threatened, and

               (x)  such counsel (1) is of the opinion that
          each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except as to financial statements contained therein and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with such Act and the rules and regulations thereunder, (2) has no reason to believe that (except for (x) the financial statements contained therein and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any belief ) any part of the Registration Statement (including the documents incorporated by reference therein), filed with the Commission pursuant to the Act relating to the Notes, when such part became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) is of the opinion that the Registration Statement and Prospectus, as amended or supplemented, if applicable, (except as to (x) financial statements contained therein and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion and (y) the information set forth in the Prospectus under the caption "United States Tax Consideration" as to which such counsel need not express any opinion) comply as to form in all material respects with the Act and the rules and regulations thereunder and (4) has no reason to believe that (except for (x) the financial statements contained therein and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any belief and (y) the information set forth in the Prospectus under the caption "United States Tax Consideration" as to which such counsel need not express any belief) the Registration Statement and the Prospectus on the date hereof contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

     With respect to subparagraph (x) of paragraph (b) above, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as otherwise indicated.

<page 15>

          (c) Each Agent shall have received from Davis Polk & Wardwell, counsel for the Agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (d) The Company shall have furnished to each Agent a certificate of the Company, signed by the Chairman, the President or any Vice President and the principal financial or accounting officer of the Company, dated the date hereof, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

               (i)  the representations and warranties of
          the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of each Agent to solicit offers to purchase the Notes;

               (ii) no stop order suspending the
          effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii)   since the date of the most recent
          financial statements included in the Prospectus, there has been no material adverse change in the condition financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated in the Prospectus.

          (e) At the date hereof, Ernst & Young shall have furnished each Agent a letter or letters (which may refer to letters previously delivered to such Agent), dated as of the date hereof, in form and substance satisfactory to such Agent, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i)  in their opinion the audited financial
          statements and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

<page 16>

               (ii) on the basis of a reading of the latest unaudited financial statements of the Company and its subsidiaries furnished to them by the Company; carrying out procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS, No. 71, Interim Financial Information (but not an audit conducted in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors and executive and audit committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements of the Company and its consolidated subsidiaries included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

                    (1)  any material modifications should
               be made to the unaudited condensed
               consolidated financial statements included or incorporated in the Registration Statement for them to be in conformity with generally accepted accounting principles;

                    (2)  the unaudited condensed
               consolidated financial statements included or incorporated in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations; or

                    (3)  with respect to the period
               subsequent to the date of the most recent financial statements of the Company and its consolidated subsidiaries (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the total indebtedness of the Company and its consolidated subsidiaries, Textron Financial Corporation ("TFC") and Avco Financial Services, Inc. ("AFS") or decreases in total shareholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its consolidated subsidiaries included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements of the Company and its consolidated subsidiaries included or incorporated in the Registration Statement and the Prospectus to the last day of the period to which the latest unaudited income statements made available by the Company relate, there were any decreases, as

<page 17>

               compared with the corresponding period in the preceding year, in consolidated net sales or in the total or per share amounts of consolidated income from continuing operations, income from discontinued operations and net income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by such Agent;

          (iii)     they have performed certain other
          specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6 and 7 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

          (iv) if pro forma financial statements are included or incorporated in the Registration
          Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of the letter.

          (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (as amended or supplemented, in the case of a Terms Agreement), there shall not have been (i) any change or decrease specified in the letter referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the

<page 18>

     business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of such Agent, so material and adverse as to make it impractical or inadvisable to proceed with the soliciting of offers to purchase the Notes as contemplated by the Registration Statement and the Prospectus (or, in the case of a Terms Agreement, to proceed with the offering or the delivery of the Notes to be purchased as contemplated by the Terms
     Agreement).

          (g) Each Agent shall have received from Cravath Swaine & Moore, special tax counsel to the Company, an opinion, dated the date hereof, confirming that the information set forth in the Prospectus under the caption "United States Tax Considerations" is accurate in all material respects.

          (h) Prior to the date hereof, the Company shall have furnished to each Agent such further information, certificates and documents as such Agent may reasonably request.

     If any of the conditions specified in this Section
5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, letters and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to any Agent and its counsel, this Agreement and all obligations of such Agent hereunder may be canceled at any time by such Agent. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     The documents required to be delivered by this
Section 5 shall be delivered at the office of Davis Polk &
Wardwell, counsel for the Agents, at 450 Lexington Avenue,
New York, New York, on the date hereof.

     6.   Conditions to the Obligations of a Purchaser.
The obligations of a Purchaser to purchase Notes pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of the respective Terms Agreement and as of the Purchase Date thereunder, as of the date of the effectiveness of any amendment to the Registration Statement (including the filing of any document incorporated by reference therein), as of the date any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) Prior to such solicitation or purchase, as the case may be:

               (i)  no stop order suspending the
          effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

<page 19>
               (ii) there shall not have occurred any change in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that, in such Agent's judgement, is material and adverse and that makes it, in such Agent's judgement, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as so amended or supplemented;

               (iii) there shall not have occurred any (A) suspension or material limitation of trading generally on or by, as the case may be, the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (B) suspension of trading of any securities of the Company on any exchange or in any over-the-counter market, (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities or (D) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in such Agent's judgment, is material and adverse and, in the case of any of the events described in clauses (iii)(A) through (D), such event, singly or together with any other such event, makes it, in such Agent's judgement, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made; and

               (iv) there shall not have occurred any
          downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (b) Except to the extent modified by the respective Terms Agreement, the Purchaser shall have received, appropriately updated and modified, (i) a certificate of the Company, dated as of the Purchase Date, to the effect set forth in Section 5(d), (ii) the opinion of the Executive Vice President and General Counsel or Group General Counsel - Financial Services of the Company or such other Counsel as the Purchaser deems satisfactory, dated as of the Purchase Date, to the effect set forth in Section 5(b), (iii) the opinion of Davis Polk & Wardwell, counsel for the Purchaser, dated as of the Purchase Date, to the effect set forth in Section 5(c), (iv) a letter of Ernst & Young, dated as of the Purchase Date, to the effect set forth in
     Section 5(e) appropriately updated and modified and (v) the opinion of Cravath Swaine & Moore, special tax counsel to the Company, dated as of the Purchase Date, to the effect set forth in Section 5(g).

<page 20>

          (c) Prior to the Purchase Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

     If any of the conditions specified in this Section
6 shall not have been fulfilled in all material respects when and as provided in this Agreement, any of the opinions, letters and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, this Agreement and all obligations of the Purchaser hereunder may be canceled at, or at any time prior to, the respective Purchase Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     7. Reimbursement of the Agents' Expenses. If any condition to the obligations of an Agent set forth in
Section 5 hereof is not satisfied, if any termination of an Agent pursuant to Section 9 hereof shall occur or in the case of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by such Agent, the Company will reimburse such Agent upon demand for all out-of pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by such Agent in connection with this Agreement.

     8. Indemnification and Contribution. (a) The
Company agrees to indemnify and hold harmless each Agent and each person who controls such Agent within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Notes as originally filed or in any amendment thereof, or in the Prospectus or any preliminary prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Agent specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of such Agent (or any person controlling such Agent) if the person asserting any such loss, claim, damage or liability did not receive a copy of the Prospectus (as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of the Notes which are the

<page 21>

subject thereof to such
person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the preliminary prospectus was corrected in the Prospectus (as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Agent, but only with reference to written information relating to such Agent furnished to the Company by or on behalf of such Agent specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which such Agent may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party and indemnifying party shall have reasonably concluded that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by the Agents who are parties to such proceedings in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party unless such settlement includes an

<page 22>

unconditional release of such indemnified party from all liability on claims that are the subject matters of such proceeding.

     (d) If the indemnification provided for in Section
8 (a) or (b) is unavailable to an indemnified party under or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Notes, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of such Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other in connection with the offering of such Notes shall be deemed to be in the same respective proportion as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by each Agent in respect thereof. The relative fault of the Company on the one hand and of each Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Each Agent's obligation to contribute pursuant to this Section 8 shall be several (in the proportion that the principal amount of the Notes the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Notes, the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and not joint.

     (e) The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes referred to in paragraph (d) above that were offered and sold to the public through such Agent exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent

<page 23>

misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     9. Status of Each Agent; Termination. In soliciting offers to purchase the Notes from the Company pursuant to this Agreement and in assuming its other obligations hereunder, each Agent is acting individually and not jointly and is acting solely as agent for the Company and not as principal. Except as otherwise provided in
Section 10(c) herein, this Agreement may be terminated for any reason at any time by the Company as to any Agent or, in the case of an Agent, by such Agent insofar as this Agreement relates to such Agent, upon the giving of one day's written notice of such termination to the other parties hereto, provided that such termination shall not affect any Terms Agreement in effect on the date of such termination. This Agreement will continue in effect until terminated as provided in this Section 9. In the event of such termination, neither the Company nor the affected Agent shall have any liability to any other party hereto, except as provided in the fourth paragraph of Section 2, Section 4(g), Section 7, Section 8 and Section 11. In the event the Company shall have entered into a Terms Agreement with one or more of you as Purchasers and this Agreement is terminated, the provisions of Section 4(b) (other than the last sentence thereof) will survive and the term "Agent" therein shall be used to refer to you, if applicable, as Purchaser.

     10. Appointment of Additional Agents. (a) The
Company reserves the right to appoint additional Agents (each an "Additional Agent" and collectively, "Additional Agents") for the sale of one or more Notes, and to sell Notes directly to investors, but no such appointment or sale shall constitute the several Agents hereunder and any such Additional Agent as co-agents or entitle any Agent to compensation for any sale of Notes other than Notes sold as a result of a solicitation by it. Subject to the provisions of this Section 10, the appointment of an Additional Agent in connection with the sale of one or more of the Notes may be effected by the Company's addition of the name (and address for the receipt of notices) of such Additional Agent to the signature page of a counterpart of this Agreement, to which shall be attached a description of the material terms (including those that would be included in the applicable Pricing Supplement) of the proposed sale of Notes, and the execution of such counterpart by such Additional Agent and the Company. Promptly upon each appointment of any Additional Agent hereunder, the Company shall notify each other Agent and the Trustee of such appointment and of such material terms of the Notes to be sold pursuant thereto. The Company will notify each Agent of the amount of Notes from time to time remaining unsold and of such other information as may be reasonably necessary to prevent inadvertent solicitations for sales in excess of the amount of Notes then remaining unsold.

     (b) Notwithstanding anything to the contrary contained in this Agreement, the Company shall be required to furnish to any Additional Agent, upon request, only such copies of opinions, certificates, comfort letters and other documents as theretofore have been delivered to the other
Agents pursuant to this Agreement, and the furnishing thereof will not constitute a reaffirmation of any such opinions, certificates, comfort letters or, as applicable, other documents as of any date other than the date on which each such

<page 24>

document originally was rendered and such Additional Agent acknowledges and agrees that it is not relying upon the accuracy of any opinion, certificate, comfort letter and, as applicable, other document as of any date other than the date on which such document originally was issued.

     (c) As to any Additional Agent, if this Agreement has not earlier been terminated, it shall be deemed terminated in accordance with Section 9 herein immediately upon consummation of the sale of Notes with respect to which such person or entity had become an Additional Agent, provided that such termination shall not prevent such person or entity from becoming, or from continuing to act as, an Additional Agent with respect to sales of other Notes in accordance with the terms of any applicable counterpart of this Agreement.

      11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of each Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of such Agent or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

      12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, sent by facsimile transmission or other similar and immediate method of delivery, or mailed by registered or certified mail (return receipt requested), if to an Agent, at the address specified in Schedule I hereto or, if to the Company, to it at 40 Westminster Street, Providence, Rhode Island 02903, attention of the Group General Counsel - Financial Services (Facsimile No.: (401)457-3666) or, if to the Trustee, to it at 450 West 33rd Street, 15th Floor, Corporate Trust Department, New York, New York 10001 (Facsimile No.:
(212)946-8158) (or to such other address for an Agent or the Company or the Trustee as shall be specified by like notice to all Agents, the Company and the Trustee).

      13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

      14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

      15. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

<page 25>

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Agents.

                       Very truly yours,


                       TEXTRON INC.

                       By: ____________________________
                              Name:
                              Title:

<page 26>

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

[Name of Agents]

<page 27>

                         SCHEDULE I

                   Distribution Agreement
                    dated ________, _____


     As compensation for the services of each Agent hereunder, the Company shall pay it, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:


MATURITY RANGES                           PERCENT OF
                                   PRINCIPAL AMOUNT


Addresses for Notice to Agents:

     Notices for ________ shall be directed to it at
__________________.

<page 28>

                                              EXHIBIT A




                     TEXTRON INC.

      Medium-Term Note Administrative Procedures
                    ________, ____




          Medium-Term Notes, Series __ (the "Notes")
are to be offered on a continuous basis by Textron Inc.
(the "Company").  ______________,
__________________________ and ___________________, as
agents, together with any Additional Agents (as defined
in Section 10 of the Distribution Agreement referred to
below) who become a party to the Distribution Agreement
(individually an "Agent" and collectively the
"Agents"), have agreed to solicit purchases of the
Notes.  The Agents will not be obligated to purchase
Notes for their own accounts.  The Notes are being sold
pursuant to a Distribution  Agreement between the
Company and the Agents dated ________, ____ (the
"Distribution Agreement").  The Notes will rank equally
with all other unsecured and unsubordinated debt of the
Company and have been registered with the Securities
and Exchange Commission (the "Commission").  The Chase
Manhattan Bank (the "Trustee") is the successor trustee
under the Indenture dated as of April 15, 1987 as
supplemented by a First Supplemental   Indenture, dated
as of March 15, 1988 and the Second Supplemental Senior
Indenture dated as of February 6, 1996 governing the Notes (the "Indenture").

     Each Note will be represented by either a Global Security (as defined hereinafter) delivered to the Trustee, as agent for the Depository Trust Company
("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note").
Only Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes. An owner of a Book-
Entry Note will not be entitled to receive a certificate representing such Note.

     The procedures to be followed during, and the specific terms of, the solicitation of offers by the Agents and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the
Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

<page 1>

     Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, DTC's operating requirements or the Distribution Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Distribution Agreement shall control.

                        PART I

             Administrative Procedures for
                   Book-Entry Notes

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC dated as of the date hereof and a Medium-Term Note
Certificate Agreement between the Trustee and DTC and its obligations as a participant in DTC, including
DTC's Same-Day Funds Settlement system ("SDFS").

Issuance:      On any date of settlement (as
               defined under "Settlement" below) for
               one or more Book-Entry Notes, the
               Company will issue a single global
               security in fully registered form
               without coupons (a "Global Security")
               representing up to $200,000,000
               principal amount of all such Book-Entry
               Notes that have the same original issue
               date, original issue discount
               provisions, if any, Interest Payment
               Dates, Regular Record Dates, Interest
               Payment Period, redemption provisions,
               if any, Maturity Date, and, in the case
               of Fixed Rate Notes, interest rate, or,
               in the case of Floating Rate Notes,
               initial interest rate, Base Rate, Index
               Maturity, Interest Reset Period,
               Interest Reset Dates, Spread or Spread
               Multiplier, if any, minimum interest
               rate, if any, and maximum interest rate, if any (collectively, the "Terms").
               Each Global Security will be dated and
               issued as of the date of its authentica
               tion by the Trustee.  Each Global Se
               curity will bear an original issue date, which will be (i) with respect to an original Global Security (or any portion thereof), the original issue date specified in such Global Security and
               (ii) following a consolidation of Global
               Securities, with respect to the Global
               Security resulting from such
               consolidation, the most recent Interest
               Payment

<page 2>
               Date to which interest has been
               paid or duly provided for on the
               predecessor Global Securities,
               regardless of the date of authentication of such resulting Global Security. No
               Global Security will represent (i) both
               Fixed Rate and Floating Rate Book-Entry
               Notes or (ii) any Certificated Note.

Identification The Company has arranged with the CUSIP
 Numbers       Service Bureau of Standard & Poor's
               Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing Book-Entry Notes and book-entry medium-term notes issued by the Company with other series designa tions. The Trustee, the Company and DTC have obtained from the CUSIP Service
               Bureau a written list of such reserved
               CUSIP numbers.  The Company will assign
               CUSIP numbers to Global Securities as
               described below under Settlement
               Procedure "B".  DTC will notify the
               CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. The
               Trustee will notify the Company at any
               time when fewer than 100 of the reserved
               CUSIP numbers remain unassigned to
               Global Securities, and, if it deems
               necessary, the Company will reserve
               additional CUSIP numbers for assignment
               to Global Securities.  Upon obtaining
               such additional CUSIP numbers, the
               Company shall deliver a list of such
               additional CUSIP numbers to the Trustee
               and DTC.

Registration:  Global Securities will be issued
               only in fully registered form without
               coupons.  Each Global Security will be
               registered in the name of CEDE & CO., as nominee for DTC, on the securities register for the Notes maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the
               "Participants") to act as agent or
               agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner (or such participant) in such Book-Entry
               Note will be recorded through the
               records of such Participants or through
               the separate records of such
               Participants and one or more indirect
               participants in DTC.

<page 3>

Transfers:     Transfers of a Book-Entry Note will
               be accomplished by book entries made by
               DTC and, in turn, by Participants (and
               in certain cases, one or more indirect
               participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:     The Trustee may deliver to DTC and
               the  CUSIP Service Bureau at any time a
               written notice of consolidation (a copy
               of which shall be attached to the result ing Global Security described below) specifying (i) the CUSIP numbers of two or more Outstanding Global Securities that represent (A) Fixed Rate Book-Entry
               Notes having the same Terms and for
               which interest has been paid to the same date or (B) Floating Rate Book-Entry
               Notes having the same Terms and for
               which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and
               (iii) a new CUSIP number, obtained from
               the Company, to be assigned to such
               replacement Global Security.  Upon
               receipt of such a notice, DTC will send
               to its participants (including the
               Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such ex change date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global
               Securities to be exchanged will no
               longer be valid.  On the specified ex
               change date, the Trustee will exchange
               such Global Securities for a single
               Global Security bearing the new CUSIP
               number and the CUSIP numbers of the
               exchanged Global Securities will, in
               accordance with CUSIP Service Bureau
               procedures, be canceled and not
               immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one Global
               Security will be authenticated and is
               sued to represent each $200,000,000 of
               principal amount of the exchanged Global
               Securities and an additional Global
               Security will be authenticated and
               issued to represent any remaining
               principal amount of such Global Secu
               rities (see "Denominations" below).

<page 4>
Maturities:    Each Book-Entry Note will mature on
               a date nine months or more after the
               settlement date for such Note.

Denominations: Book-Entry Notes will be issued in
               principal amounts of $_____ or any
               amount in excess thereof that is an
               integral multiple of $_____.  Global
               Securities will be denominated in
               principal amounts not in excess of
               $200,000,000.  If one or more Book-Entry
               Notes having an aggregate principal
               amount in excess of $200,000,000 would,
               but for the preceding sentence, be
               represented by a single Global Security, then one Global Security will be authenticated and issued to represent each $200,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or
               Notes shall be assigned the same CUSIP
               number.

Interest:      General.  Interest, if any, on
               each Book-Entry Note will accrue from
               the original issue date for the first in terest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the
               Global Security representing such
               Book-Entry Note, and will be calculated
               and paid in the manner described in such Book-Entry Note and in the Prospectus
               (as defined in the Distribution
               Agreement), as supplemented by the
               applicable Pricing Supplement.  Unless
               otherwise specified therein, each
               payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date
               (provided that, in the case of Floating
               Rate Book-Entry Notes which reset daily
               or weekly, interest payments will
               include accrued interest to and
               including the Regular Record Date
               immediately preceding the Interest
               Payment Date) or to but excluding
               Maturity (other than a Maturity of a
               Fixed Rate Book-Entry Note occurring on
               the 31st day of a month, in which case
               such payment of interest will include
               interest accrued to but excluding the
               30th day of such month).  Interest
               payable at the Maturity of a Book-Entry
               Note will be payable to the Person to
               whom the principal of such Note is
               payable.  Standard & Poor's Corporation
               will use the information received in the pending deposit message described under
               Settlement Procedure "C" below in order
               to include the amount of any interest
               payable and certain other information
               regarding the related Global Security in the ap-

<page 5>

               propriate (daily or weekly) bond
               report published by Standard & Poor's
               Corporation.

               Regular Record Dates.  The Regular
               Record Date with respect to any Interest
               Payment Date shall be the date fifteen
               calendar days immediately preceding such
               Interest Payment Date.

               Interest Payment Dates on Fixed Rate
               Book-Entry Notes.  Unless otherwise
               specified pursuant to Settlement Pro
               cedure "A" below, interest payments on
               Fixed Rate Book-Entry Notes will be made semiannually on May 15 and November 15 of each year and at Maturity; provided, however, that in the case of a Fixed
               Rate Book-Entry Note issued between a
               Regular Record Date and an Interest
               Payment Date, the first interest payment will be made on the Interest Payment
               Date following the next succeeding
               Regular Record Date.

               Interest Payment Dates on Floating Rate
               Book-Entry Notes.  Interest payments
               will be made on Floating Rate Book-Entry
               Notes monthly, quarterly, semi-annually
               or annually.  Unless otherwise agreed
               upon, interest will be payable, in the
               case of Floating Rate Book-Entry Notes
               with a monthly Interest Payment Period,
               on the third Wednesday of each month;
               with a quarterly Interest Payment
               Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest
               Payment Period on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement
               Procedure "A" below; provided, however,
               that if an Interest Payment Date for a
               Floating Rate Book-Entry Note would
               otherwise be a day that is not a
               Business Day with respect to such
               Floating Rate Book-Entry Note, such
               Interest Payment Date will be the next
               succeeding Business Day with respect to
               such Floating Rate Book-Entry Note,
               except in the case of a Floating Rate
               Book-Entry Note for which the Base Rate
               is LIBOR, if such Business Day is in the next succeeding calendar month, such
               Interest Payment Date will be the immedi ately preceding Business Day; and pro vided further, that in the case of a Floating Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first in terest payment will be made on the

<page 6>

               Interest Payment Date following the next succeeding Regular Record Date.

               Notice of Interest Payment and Regular
               Record Dates. On the first Business Day of January, April, July and October of each year, the Trustee will deliver to the Company and DTC a written list of Regular Record Dates and Interest
               Payment Dates that will occur with re
               spect to Book-Entry Notes during the
               six-month period beginning on such first
               Business Day.  Promptly after each
               Interest Determination Date for Floating
               Rate Book-Entry Notes, _________, as
               Calculation Agent, will notify Standard
               & Poor's Corporation of the interest
               rates determined on such Interest
               Determination Date.


Calculation of Fixed Rate Book-Entry Notes.  Interest
Interest:      on Fixed Rate Book-Entry Notes (in
               cluding interest for partial periods)
               will be calculated on the basis of a
               360-day year of twelve 30-day months.

               Floating Rate Book-Entry Notes.  In
               terest rates on Floating Rate Book-Entry
               Notes will be determined as set forth in the form of Notes. Interest on Floating
               Rate Book-Entry Notes, except as
               otherwise set forth therein, will be
               calculated on the basis of actual days
               elapsed and a year of 360 days, except
               that in the case of a Floating Rate
               Book-Entry Note for which the Base Rate
               is Treasury Rate, interest will be
               calculated on the basis of the actual
               number of days in the year.


Payments of    Payment of Interest Only.  Promptly
Principal and  after each Regular
Interest:      Record Date, the Trustee will
               deliver to the Company and
               DTC a written notice setting forth,
               by CUSIP number, the amount of interest
               to be paid on each Global Security on
               the following Interest Payment Date
               (other than an Interest Payment Date
               coinciding with Maturity) and the total
               of such amounts.  DTC will confirm the
               amount payable on each Global Security
               on such Interest Payment Date by ref
               erence to the appropriate (daily or
               weekly) bond reports published by
               Standard & Poor's Corporation.  The
               Company will pay to the Trustee, as
               paying agent, the total amount of
               interest due on such Interest Payment
               Date (other than at Maturity), and the
               Trustee will pay such amount to DTC, at
               the times and in the manner set forth be-

<page 7>

               low under "Manner of Payment".  If any
               Interest Payment Date for a Book-Entry
               Note is not a Business Day, the payment
               due on such day shall be made on the
               next succeeding Business Day and no
               interest shall accrue on such payment
               for the period from and after such
               Interest Payment Date.

               Payments at Maturity.  On or about the
               first Business Day of each month, the
               Trustee will deliver to the Company and
               DTC a written list of principal and
               interest to be paid on each Global
               Security maturing (on a Maturity or
               Redemption Date or otherwise) in the
               following month.  The Trustee, the
               Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global
               Security on or about the fifth Business
               Day preceding the Maturity of such
               Global Security. On or before Maturity, the Company will pay to the Trustee, as paying agent, the principal amount of such Global Security, together with interest due at such Maturity. The
               Trustee will pay such amount to DTC at
               the times and in the manner set forth
               below under "Manner of Payment". If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding
               Business Day and no interest shall
               accrue on such payment for the period
               from and after such Maturity.  Promptly
               after payment to DTC of the principal
               and interest due at Maturity of such
               Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company.

               Manner of Payment.  The total amount of
               any principal and interest due on Global
               Securities on any Interest Payment Date
               or at Maturity shall be paid by the
               Company to the Trustee in immediately
               available funds no later than 11:00 A.M.
               (New York City time) on such date.  The
               Company will make such payment on such
               Global Securities by instructing the
               Trustee to withdraw funds from an ac
               count maintained by the Company at The
               Chase Manhattan Bank or by wire transfer to an account previously notified to the Company. The Company will confirm any such instructions in writing to the Trustee. Prior to 10 A.M. (New York
               City time) on the date of Maturity or as soon as possible thereafter, the Trustee will pay by separate wire transfer
               (using Fed-wire message entry
               instructions in a form previously
               specified by DTC) to an account at the
               Federal Reserve Bank of New York
               previously specified by DTC, in

<page 8>

               funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global
               Security on such date.  On each Interest
               Payment Date (other than at Maturity),
               interest payments shall be made to DTC,
               in funds available for immediate use by
               DTC, in accordance with existing
               arrangements between the Trustee and
               DTC.  On each such date, DTC will pay,
               in accordance with its SDFS operating
               procedures then in effect, such amounts
               in funds available for immediate use to
               the respective Participants in whose
               names the Book-Entry Notes represented
               by such Global Securities are recorded
               in the book-entry system maintained by
               DTC.  Neither the Company (as issuer or
               as paying agent) or the Trustee shall
               have any direct responsibility or lia
               bility for the payment by DTC to such
               Participants of the principal of and
               interest on the Book-Entry Notes.

               Withholding Taxes.  The amount of any
               taxes required under applicable law to
               be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for  The Company and the Agents will discuss
Rate Setting   from time to time the aggregate principal
Posting:       price of, and the interest rates to
               be borne by, Book-Entry Notes that may
               be sold as a result of the solicitation
               of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and Unless otherwise instructed by the Company,
Rejection of   each Agent will advise the Company promptly by
Orders:        telephone of all orders to purchase Book-
               Entry Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agents, the Company has the right to accept orders to purchase Book-Entry Notes and may reject any such orders in whole or in part.

Preparation of If any order to purchase a Book-Entry Note is accepted by

<page 9>

Pricing        or on behalf of the Company, the Company will prepare a
Supplement:    pricing supplement (a "Pricing Sup
               plement") reflecting the terms of such
               Book-Entry Note and will file said
               Pricing Supplement with the Commission
               in accordance with the applicable
               paragraph of Rule 424(b) under the Act
               and will supply at least ten copies
               thereof (and additional copies if
               requested) to the Agent which presented
               the order (the "Presenting Agent").  The
               Company shall deliver the Pricing
               Supplements via next day mail or
               telecopy to arrive no later than 11:00
               A.M. on the Business Day following the
               sale date to the Presenting Agent at the address designated by it to the Company.
               The Presenting Agent will cause a
               Prospectus and Pricing Supplement to be
               delivered to the purchaser of such
               Book-Entry Note.

               In each instance that a Pricing Sup
               plement is prepared, the Presenting
               Agent will affix the Pricing Supplement
               to Prospectuses prior to their use.
               Outdated Pricing Supplements (other than those retained for files), will be destroyed.

Suspension of Subject to the Company's representations, warranties and Solicitation; covenants contained in the Distribution Agreement, the
Amendment or   Company may instruct the Agents to suspend at any time,
Supplement:    for any period of time or
               permanently, the solicitation of orders
               to purchase Book-Entry Notes.  Upon
               receipt of such instructions, the Agents will forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed.

               In the event that at the time the Com
               pany suspends solicitation of purchases
               there shall be any orders outstanding
               for settlement, the Company will
               promptly advise the Agents and the
               Trustee whether such orders may be
               settled and whether copies of the
               Prospectus as in effect at the time of
               the suspension, together with the
               appropriate Pricing Supplement, may be
               delivered in connection with the
               settlement of such orders.  The Company
               will have the sole responsibility for
               such decision and for any arrangements
               that may be made in the event that the
               Company determines that such orders may
               not be settled or that copies of such
               Prospectus may not be so delivered.
               If the Company decides to amend or
               supplement the Registration Statement
               (as defined in the Distribution
               Agreement) or the Prospectus, it will
               promptly advise the Agents and furnish
               the Agents with the proposed

<page 10>

               amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Distribution
               Agreement. Subject to the provisions of the Distribution Agreement, the Company may file with the Commission any such supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Procedures For When the Company has determined to change the interest Rate Changes: rates of Book-Entry Notes being offered, it will promptly advise the
               Agents and the Agents will forthwith
               suspend solicitation of orders.  The
               Agents will telephone the Company with
               recommendations as to the changed
               interest rates.  At such time as the
               Company has advised the Agents of the
               new interest rates, the Agents may
               resume solicitation of orders.  Until
               such time only "indications of interest" may be recorded. Within two Business
               Days after any sale of Book-Entry Notes, the Company will file with the Securities and Exchange Commission a
               Pricing Supplement to the Prospectus
               relating to such Book-Entry Notes that
               reflects the applicable interest rates
               and other terms and will deliver copies
               of such Pricing Supplement to the
               Agents.

Delivery of    A copy of the Prospectus and a Pricing Supplement relating
Prospectus:    to a Book-Entry Note must accompany
               or precede the earliest of any written
               offer of such Book-Entry Note,
               confirmation of the purchase of such
               Book-Entry Note and payment for such
               Book-Entry Note by its purchaser.  If
               notice of a change in the terms of the
               Book-Entry Notes is received by the
               Agents between the time an order for a
               Book-Entry Note is placed and the time
               written confirmation thereof is sent by
               the Presenting Agent to a customer or
               his agent, such confirmation shall be
               accompanied by a Prospectus and Pricing
               Supplement setting forth the terms in
               effect when the order was placed.
               Subject to "Suspension of Solicitation;
               Amendment or Supplement" above, the
               Presenting Agent will deliver a
               Prospectus and Pricing Supplement as
               herein described with respect to each
               Book-Entry Note sold by it. The Company will make such delivery if such Book-Entry Note is sold directly by the Company to a purchaser (other than an Agent).

<page 11>

Confirmation:  For each order to purchase a Book-
               Entry Note solicited by any Agent and
               accepted by or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:    The receipt by the Company of
               immediately available funds in payment
               for a Book-Entry Note and the
               authentication and issuance of the
               Global Security representing such
               Book-Entry Note shall constitute
               "settlement" with respect to such
               Book-Entry Note. All orders accepted by the Company will be settled on the third
               Business Day following the date of sale
               of such Book-Entry Note pursuant to the
               timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next
               Business Day following the date of sale.

Settlement     Settlement Procedures with regard to each Book-Entry
Procedures:    Note sold by the Company through
               any Agent, as agent, shall be as
               follows:

               A.   The Presenting Agent
                    will advise the Company by
                    telephone of the following
                    settlement information:

                    1.   Principal amount.

                    2.   Maturity Date.

                    3.   In the
                         case of a Fixed Rate
                         Book-Entry Note, the interest
                         rate or, in the case of a
                         Floating Rate Book-Entry Note,
                         the Base Rate, initial
                         interest rate (if known at
                         such time), Index Maturity,
                         Interest Reset Period,
                         Interest Reset Dates, Spread
                         or Spread Multiplier (if any),
                         minimum interest rate (if any)
                         and maximum interest rate (if
                         any).

                    4.   Interest Payment Dates and the Interest
                         Payment Period.

                    5.   Redemption provisions, if any.

                    6.   Settlement date.

<page 12>

                    7.   Price.

                    8. Presenting Agent's commission, determined as provided in section 2 of the Distribution Agreement.

                    9.   Whether such Book-Entry Note is issued
                         at an original issue discount
                         and, if so, the total amount
                         of OIL, the yield to maturity
                         and the initial accrual period
                         OIL.

               B. The Company will assign a CUSIP number to the Global Security representing such
                    Book-Entry Note  and then advise
                    the Trustee by telephone (confirmed
                    in writing at any time on the same
                    date) or electronic transmission of
                    the information set forth in
                    Settlement Procedure "A" above,
                    such CUSIP number and the name of
                    the Presenting Agent.  The Company
                    will also notify the Presenting
                    Agent by telephone of such CUSIP
                    number as soon as practicable.

               C. The Trustee will enter a pending deposit message through DTC's Participant Terminal
                    System providing the following
                    settlement information to DTC
                    (which shall route such information
                    to Standard & Poor's Corporation),
                    the Presenting Agent and, upon
                    request, the Trustee:

                         1.   The information set
                              forth in Settlement Procedure "A".

                         2.   Identification as a Fixed Rate
                              Book-Entry Note or a Floating Rate
                              Book-Entry Note.

                         3.   Initial Interest
                              Payment Date for such Book-Entry Note, number of days by which such date succeeds the related Regular Record Date and amount of in terest payable on such Interest Payment Date.

                         4.   The Interest Payment Period.

<page 13>

                         5.   CUSIP number of the
                              Global Security representing such Book-Entry
                              Note.

                         6.   Whether such Global
                              Security will represent any other Book-Entry
                              Note (to the extent known at such time).

                    D.   To the extent the Company has not
                         already done so, the Company
                         will deliver to the Trustee a
                         Global Security in a form that
                         has been approved by the
                         Company, the Agents and the
                         Trustee.

                    E.   The Trustee will complete such
                         Book-Entry Note, stamp the
                         appropriate legend, as
                         instructed by DTC, if not
                         already set forth thereon, and
                         authenticate the Global
                         Security representing such
                         Book-Entry Note.

                    F.   DTC will credit such Book-Entry Note to
                         the Trustee's participant account at DTC.

                    G.   The Trustee will enter an SDFS
                         deliver order through DTC's
                         Participant Terminal System
                         instructing DTC to (i) debit
                         such Book-Entry Note to the
                         Trustee's participant account
                         and credit such Book-Entry
                         Note to the Presenting Agent's
                         participant account and (ii)
                         debit the Presenting Agent's
                         settlement account and credit
                         the Trustee's settlement
                         account for an amount equal to
                         the price of such Book-Entry
                         Note less the Presenting
                         Agent's commission.  The entry
                         of such a deliver order shall
                         constitute a representation
                         and warranty by  the Trustee
                         to DTC that (i) the Global
                         Security representing such
                         Book-Entry Note has been
                         issued and authenticated and
                         (ii) the Trustee is holding
                         such Global Security pursuant
                         to the Medium-Term Note
                         Certificate Agreement between
                         the Trustee and DTC.

                    H.   The Presenting Agent will enter an
                         SDFS deliver order through
                         DTC's Participant Terminal
                         System instructing DTC (i) to debit

<page 14>

                         such Book-Entry Note to
                         the Presenting Agent's
                         participant account and credit
                         such Book-Entry Note to the
                         participant accounts of the
                         Participants with respect to
                         such Book-Entry Note and (ii)
                         to debit the settlement
                         accounts of such Participants
                         and credit the settlement
                         account of the Presenting
                         Agent for an amount equal to
                         the price of such Book-Entry
                         Note.

                    I.   Transfers of funds in accordance with
                         SDFS deliver orders described
                         in Settlement Procedures "G"
                         and "H" will be settled in
                         accordance with SDFS operating
                         procedures in effect on the
                         settlement date.

                    J.   The Trustee will, upon receipt of
                         funds from the Agent in
                         accordance  with Settlement
                         Procedure "G", credit or wire
                         transfer to an account of the
                         Company previously notified in
                         writing to the Trustee funds
                         available for immediate use in
                         the amount transferred to the
                         Trustee in accordance with
                         Settlement Procedure "G".

                    K.   The Presenting Agent will confirm
                         the purchase of such
                         Book-Entry Note to the
                         purchaser either by
                         transmitting to the
                         Participants with respect to
                         such Book-Entry Note a
                         confirmation order or orders
                         through DTC's institutional
                         delivery system or by mailing
                         a written confirmation to such
                         purchaser.

Settlement     For orders of Book-Entry Notes solicited
Procedures     by any Agent and accepted by the Company
Timetable:     for settlement on the first
               Business Day after the sale date,
               Settlement Procedures "A" through "K"
               set forth above shall be completed as
               soon as possible but not later than the
               respective times (New York City time)
               set forth below:


                   Settlement
                   Procedure     Time

                   A             11:00 A.M.     on the sale date

<page 15>

                   B             12:00 Noon     on the sale date
                   C              2:00 P.M.     on the sale date
                   D              3:00 P.M.     on the day before
                                                settlement
                   E              9:00 A.M.     on settlement date
                   F             10:00 A.M.     on settlement date
                   G-H            2:00 P.M.     on settlement date
                   I              4:45 P.M.     on settlement date
                   J-K            5:00 P.M.     on settlement date

                 If a sale is to be settled more than
                 one Business Day after the sale date,
                 Settlement Procedures "A", "B" and
                 "C" shall be completed as soon as
                 practicable but no later than 11:00
                 A.M. and 12:00 Noon on the first
                 Business Day after the sale date and
                 no later than 2:00 P.M. on the
                 Business Day before the settlement
                 date, respectively.  If the initial
                 interest rate for a Floating Rate
                 Book-Entry Note has not been
                 determined at the time that
                 Settlement Procedure "A" is
                 completed, Settlement Procedures "B"
                 and "C" shall be completed as soon as
                 such rate has been determined but no
                 later than 12:00 Noon and 2:00 P.M.,
                 respectively, on the Business Day
                 before the settlement date.
                 Settlement Procedure "I" is subject
                 to extension in accordance with any
                 extension of Fed-wire closing
                 deadlines and in the other events
                 specified in SDFS operating
                 procedures in effect on the
                 settlement date.

                 If settlement of a Book-Entry Note is
                 rescheduled or canceled, the Trustee
                 will deliver to DTC, through DTC's
                 Participant Terminal System, a
                 cancellation message to such effect
                 by no later than 2:00 P.M. on the
                 Business Day immediately preceding
                 the scheduled settlement date.

Failure to       If the Trustee fails to enter an
Settle:          SDFS deliver order with respect to a
                 Book-Entry Note pursuant to
                 Settlement Procedure "G",  the
                 Trustee may deliver to DTC, through
                 DTC's Participant Terminal System, as
                 soon as practicable, a withdrawal
                 message instructing DTC to debit such
                 Book-Entry Note to the Trustee's
                 participant account.  DTC will
                 process the withdrawal message,
                 provided that the Trustee's
                 participant account contains a
                 principal amount of the Global Securi
                 ty representing such Book-Entry Note
                 that is at least equal to the princi
                 pal amount to be debited.  If a with
                 drawal message

<page 16>
                 is processed with respect to all the Book-Entry
                 Notes represented by a Global Security, the Trustee will cancel such Global Secu rity in accordance with the Indenture and so advise the Company and the Trustee, and the Trustee will make appropriate entries in its records.
                 The CUSIP number assigned to such
                 Global Security shall, in accordance
                 with CUSIP Service Bureau procedures,
                 be canceled and not immediately
                 reassigned.  If a withdrawal message
                 is processed with respect to one or
                 more, but not all, of the Book-Entry
                 Notes  represented by a Global
                 Security,  the Trustee will exchange
                 such Book-Entry Note for two Global
                 Securities, one of which shall repre
                 sent such Book-Entry Notes and shall
                 be canceled immediately after
                 issuance and the other of which shall
                 represent the other Book-Entry Notes
                 previously represented by the
                 surrendered Global Security and shall
                 bear the CUSIP number of the
                 surrendered Global Security.

                 If the purchase price for any Book-
                 Entry Note is not timely paid to the
                 Participants with respect to such
                 Note by the beneficial purchaser
                 thereof (or a Person, including an
                 indirect participant in DTC, acting
                 on behalf of such purchaser), such
                 Participants and, in turn, the
                 Presenting Agent may enter SDFS
                 deliver orders through DTC's
                 Participant Terminal System reversing
                 the orders entered pursuant to
                 Settlement Procedures "H" and "G",
                 respectively.  Thereafter, the
                 Trustee will deliver the withdrawal
                 message and take the related actions
                 described in the preceding paragraph.
                 If such failure shall have occurred
                 for any reason other than a default
                 by the Presenting Agent in the
                 performance of its obligations
                 hereunder and under the Distribution
                 Agreement, then the Company will
                 reimburse the Presenting Agent or the
                 Trustee, as applicable, on an equita
                 ble basis for the loss of the use of
                 the funds during the period when they
                 were credited to the account of the
                 Company.

                 Notwithstanding the foregoing, upon
                 any failure to settle with respect to
                 a Book-Entry Note, DTC may take any
                 actions in accordance with its SDFS
                 operating procedures then in effect.
                 In the event of a failure to settle
                 with respect to one or more, but not
                 all, of the Book-Entry Notes to have
                 been represented by a Global
                 Security, the Trustee will provide,
                 in accordance with

<page 17>

                 Settlement Procedure "E", for the authentication and issuance of a Global Security representing the other Book-Entry
                 Notes to have been represented by
                 such Global Security and will make
                 appropriate entries in its records.

Trustee Not      Nothing herein shall be deemed to require the Trustee
to Risk Fund:    to risk or expend its own funds in
                 connection with any payment to the
                 Company, DTC, the Agents or the
                 purchaser, it being understood by all
                 parties that payments made by the
                 Trustee to the Company, DTC, the
                 Agents or the purchaser shall be made
                 only to the extent that funds are
                 provided to the Trustee for such
                 purpose.

Authenticity of  The Company will cause the Trustee to furnish the
Signatures:      Agents from time to time with the
                 specimen signatures of each of the
                 Trustee's officers, employees or
                 agents who has been authorized by the
                 Trustee to authenticate Book-Entry
                 Notes, but neither the Trustee nor
                 any Agent will have any obligation or
                 liability to the Company or the
                 Trustee in respect of the
                 authenticity of the signature of any
                 officer, employee or agent of the
                 Company or the Trustee on any Book-
                 Entry Note.

Payment of       Each Agent shall forward to the Company, a monthly
Expenses:        statement of the out-of-pocket
                 expenses incurred by
                 such Agent during that month that are
                 reimbursable to it pursuant to the
                 terms of the Distribution Agreement.
                 The Company will remit payment to the
                 Agents currently on a monthly basis.

Advertising      The Company will determine with the Agents the
Costs:           amount of advertising that may be
                 appropriate in soliciting offers to
                 purchase the Book-Entry Notes.
                 Advertising expenses will be paid by
                 the Company.

Periodic         Periodically, the Trustee will send to the Company a
Statements       statement setting forth the principal amount of Book-
from the         Entry Notes Outstanding as of that
Trustee:         date and setting forth a brief
                 description of any sales of Book-
                 Entry Notes which the Company has
                 advised the Trustee but which have
                 not yet been settled.

<page 18>

                        PART II

   Administrative Procedures for Certificated Notes


Maturities:      Each Certificated Note will mature on
                 a date (the "Maturity Date") nine
                 months or more after the date of
                 issue of such Certificated Note by
                 the Company (the "Closing Date").

Price to Public: Each Certificated Note will be issued
                 at the percentage of principal amount
                 specified in the applicable sticker
                 to the Prospectus (as defined in
                 Section 1(a) of the Distribution
                 Agreement) relating to the
                 Certificated Notes.

Currencies:      The Certificated Notes will be
                 denominated in U.S. dollars or in
                 such other currency or currency unit
                 as specified in the applicable
                 sticker to the Prospectus (the
                 "Specified Currency").

Denominations:   The denomination of any Certificated
                 Note will be a minimum of $1,000 or
                 any amount in excess thereof which is
                 an integral multiple of $1,000, or
                 the equivalent, as determined
                 pursuant to the provisions of such
                 Certificated Note, of U.S. $1,000
                 (rounded down to a multiple of 1,000
                 units of such Specified Currency) and
                 any amount in excess thereof which is
                 a multiple of 1,000 units of such
                 Specified Currency.

Registration:    Certificated Notes will be issued
                 only in fully registered form.

Interest         Each Certificated Note will bear
Payments:        interest at either a fixed rate (a
                 "Fixed Rate Certificated Note") or at
                 a variable rate as described in such
                 certificated Note and in the
                 Prospectus (a "Floating Rate
                 Certificated Note").

                 Except as set forth in the
                 Certificated Note, each Certificated
                 Note will bear interest from the
                 Closing Date of such Certificated
                 Note at the annual rate stated on the
                 face thereof, payable semiannually on
                 May 15 and November 15 of each year
                 (each an "Interest Payment Date") and
                 on the Maturity Date subject to
                 certain exceptions.  Except as
                 otherwise agreed, interest (including
                 payments for partial periods) will be

<page 19>

                 calculated on the basis of a 360-day
                 year of 12 30-day months.  Interest
                 will be payable to the person in
                 whose name the Certificated Note is
                 registered at the close of business
                 on the 15th day (each a "Record
                 Date") next preceding the Interest
                 Payment Date.  The first payment of
                 interest on any Certificated Note
                 originally issued between a Record
                 Date and the related Interest Payment
                 Date will be made on such Interest
                 Payment Date immediately following
                 the next succeeding Record Date.
                 Notwithstanding the record date
                 provisions above, interest payable on
                 the Maturity Date will be payable to
                 the person to whom principal shall be
                 payable.  Unless other arrangements
                 are made, all interest payments
                 (excluding interest payments made on
                 the Maturity Date) will be made by
                 check mailed to the person entitled
                 thereto as provided above.

                 Within 10 days following each Record
                 Date, the Trustee will inform the
                 Company of the total amount of the
                 interest payments to be made by the
                 Company on the next succeeding
                 Interest Payment Date and the
                 currency or currency units in which
                 such interest payments are to be
                 made.  The Trustee will provide
                 monthly to the Company a list of the
                 principal and interest to be paid on
                 Certificated Notes maturing in the
                 next succeeding month.

Calculation      __________ will be the
Agent:           Calculation Agent for the Floating
                 Rate Certificated Notes.  The
                 Calculation Agent will confirm in
                 writing to the Trustee and any paying
                 agent any calculation immediately
                 after the determination thereof.
                 Neither the Trustee nor any paying
                 agents shall be responsible for any
                 such calculation.

Procedure for    The Company and the Agents will discuss from time
Rate Setting     to time the aggregate principal
and Posting:     amount of, the issuance price of, and
                 the interest rates to be borne by,
                 Certificated Notes that may be sold
                 as a result of the solicitation of
                 offers by the Agents.  If the Company
                 decides to set prices of, and rates
                 borne by, any Certificated Notes in
                 respect of which the Agents are to
                 solicit offers (the setting of such
                 prices and rates to be referred to
                 herein as "posting") or if the
                 Company decides to change prices or
                 rates previously posted by it,

<page 20>

                 it will promptly advise the Agents of
                 the prices and rates to be posted.

Acceptance of    If the Company posts prices and
Offers:          rates as provided above, each Agent
                 as agent for and on behalf of the
                 Company, shall promptly accept offers
                 received by such Agent to purchase
                 Certificated Notes at the prices and
                 rates so posted, subject to (1) any
                 instructions from the Company
                 received by such Agent concerning the
                 aggregate principal amount of
                 Certificated Notes to be sold at the
                 prices and rates so posted or the
                 period during which such posted
                 prices and rates are to be in effect,
                 (2) any instructions from the Company
                 received by such Agent changing or
                 revoking any posted prices and rates,
                 (3) compliance with the securities
                 laws of the United States and all
                 other jurisdictions and (4) such
                 Agent's right to reject any such
                 offer as provided below.

                 If the Company does not post prices
                 and rates and an Agent receives an
                 offer to purchase Certificated Notes,
                 or, if while posted prices and rates
                 are in effect, an Agent receives an
                 offer to purchase Certificated Notes
                 on terms other than those posted by
                 the Company, such Agent will promptly
                 advise the Company of each such offer
                 other than offers rejected by such
                 Agent as provided below.  The Company
                 will have the sole right to accept
                 any such offer to purchase
                 Certificated Notes.  The Company may
                 reject any such offer in whole or in
                 part.  Each Agent may, in its
                 discretion reasonably exercised,
                 reject any offer to purchase
                 Certificated Notes received by it in
                 whole or in part.

Preparation of   If any offer to purchase a
Sticker:         Certificated Note is accepted by or
                 on behalf of the Company, the
                 Company, with the approval of the
                 Agent who presented the offer (the
                 "Presenting Agent") will prepare a
                 sticker reflecting the terms of such
                 Certificated Note and will arrange to
                 have stickered Prospectuses, as
                 supplemented to relate to the
                 Certificated Notes and the plan of
                 distribution thereof (the
                 "Supplemented Prospectus"), filed
                 with the Commission in accordance
                 with Rule 424 under the Act and will
                 supply at least 10 copies thereof (or
                 additional copies if requested) to
                 the Presenting Agent and one copy to
                 the Trustee.  The Company shall
                 deliver the stickers via next day
                 mail or telecopy to arrive no later
                 than 11:00 A.M. on the Business Day
                 following the sale

<page 21>

                 date to the Presenting Agent at the address designated by it to the Company. The
                 Presenting Agent will cause a
                 stickered Supplemented Prospectus to
                 be delivered to the purchaser of the
                 Certificated Note.

                 In each instance that a sticker is
                 prepared, the Presenting Agent will
                 affix the sticker to Supplemented
                 Prospectuses prior to their use.
                 Outdated stickers, and the
                 Supplemented Prospectuses to which
                 they are attached (other than those
                 retained for files), will be
                 destroyed.

Suspension of    The Company reserves the right in its sole discretion, to
Solicitation;    instruct the Agents to suspend at any time, for any
Amendment or     any period of time or permanently, the solicitation of
Supplement of    offers to purchase Certificated
Prospectus:      Notes.  Upon receipt of instructions
                 from the Company, the Agents will
                 forthwith suspend solicitation of
                 offers to purchase Certificated Notes
                 from the Company until such time as
                 the Company has advised them that
                 such solicitation may be resumed.

                 If the Company decides to amend or
                 supplement the Registration Statement
                 or the Prospectus relating to the
                 Certificated Notes (except for a
                 supplement relating to an offering of
                 securities other than the
                 Certificated Notes), it will promptly
                 advise the Agents and the Trustee and
                 will furnish the Agents and the
                 Trustee with the proposed amendment
                 or supplement in accordance with the
                 terms of the Distribution Agreement.
                 The Company will file with the
                 Commission any supplement to the
                 Prospectus relating to the
                 Certificated Notes, provide the
                 Agents with sufficient copies of any
                 such supplement within a reasonable
                 time prior to the earlier of the
                 delivery of written confirmation of
                 the sale of Certificated Notes or the
                 delivery of Certificated Notes to any
                 purchaser thereof, and confirm to the
                 Agents that such supplement has been
                 filed with the Commission.

                 If at the time the Company suspends
                 solicitation of offers to purchase
                 Certificated Notes there shall be any
                 outstanding offers to purchase
                 Certificated Notes that have been
                 accepted by the Company but for which
                 settlement has not yet occurred, the
                 Company will promptly advise the
                 Presenting Agent or Agents and the
                 Trustee whether such sales may be
                 settled and whether

<page 22>

                 copies of the Prospectus as supplemented to the time of the suspension may be delivered in connection with the settlement of such sales. The
                 Company will have the sole
                 responsibility for such decision and
                 for any arrangements which may be
                 made in the event that the Company
                 determines that such sales may not be
                 settled or that copies of such
                 Prospectus may not be so delivered.

Confirmation:    For each offer to purchase a
                 Certificated Note solicited by a
                 Presenting Agent and accepted by or
                 on behalf of the Company, such
                 Presenting Agent will issue a
                 confirmation to the purchaser
                 thereof, with a copy to the Company,
                 setting forth the details set forth
                 above and delivery and payment
                 instructions.

Settlement:      The Closing Date with respect to any
                 offer to purchase Certificated Notes
                 accepted by or on behalf of the
                 Company will be a date on or before
                 the fifth day that is not a Saturday
                 or Sunday and that, in the City of
                 New York (and with respect to LIBOR
                 Certificated Notes, the City of
                 London) is not a day on which banking
                 institutions are generally authorized
                 or obligated by law to close (a
                 "Business Day") next succeeding the
                 date of acceptance unless otherwise
                 agreed by the purchaser and the
                 Company and shall be specified upon
                 acceptance of such offer.  The
                 Company will instruct the Trustee to
                 effect delivery of each Certificated
                 Note no later than 1:00 p.m., New
                 York City time, on the Closing Date
                 to the Presenting Agent for delivery
                 to the purchaser.

Details for      For each offer to purchase
Settlement:      a Certificated Note by or on behalf
                 of the Company, the Presenting Agent
                 will provide (unless provided by the
                 purchaser directly to the Company) by
                 telephone the following information
                 to the Company:

                    1. Exact name of registered
                       owner.

                    2. Exact address of registered
                       owner and address for payment
                       of principal and interest.

                    3. Taxpayer identification number
                       of registered owner.

                    4. Principal amount of the
                       Certificated Note.

<page 23>

                    5. Currency or Currency Unit.

                    6. Interest Rate or Interest Rate
                       Basis.

                    7. Spread or Spread Multiplier.

                    8. Issue Price of Certificated
                       Note

                    9. Closing Date.

                    10.Index Maturity.

                    11.Initial Interest Rate.

                    12.Maximum Interest Rate.

                    13.Minimum Interest Rate.

                    14.Reset Dates.

                    15.Maturity Date.

                    16.Presenting Agent's commission
                       to be paid in the form of a
                       discount upon settlement.

                    17.Net Proceeds to the Company.

                    18.Requested Denominations.

                    19.Interest Payment Dates.

                    20.Calculation Date.

                    21.All other items to be specified
                       in any Certificated Note.

                 The Presenting Agent will advise the
                 Company of the foregoing information
                 (unless provided by the purchaser
                 directly to the Company) for each
                 offer to purchase a Certificated Note
                 solicited by such Presenting Agent
                 and accepted by the Company in time
                 for the Trustee to prepare and
                 authenticate the required
                 Certificated Note.  Before accepting
                 any offer to purchase a Certificated
                 Note to be settled in less than 3
                 Business Days, the Company shall
                 verify that the Trustee will have

<page 24>

                 adequate time to prepare and
                 authenticate such Certificated Note.

                 After receiving from the Presenting
                 Agent the details for each offer to
                 purchase a Certificated Note, the
                 Company will, after recording the
                 details and any necessary
                 calculations, provide appropriate
                 documentation to the Trustee,
                 including the information provided by
                 the Presenting Agent necessary for
                 the preparation and authentication of
                 such Certificated Note, and will
                 inform the Trustee (1) whether such
                 Certificated Note is an original
                 issue discount Certificated Note and
                 (2) the yield to maturity of any
                 Fixed Rate Certificated Note that is
                 an original issue discount
                 Certificated Note.  Prior to
                 preparing the Certificated Note for
                 delivery (but in any case no later
                 than 10:00 a.m. on the Business Day
                 next preceding the Closing Date
                 therefor), the Trustee will confirm
                 the details of such issue with the
                 Presenting Agent by telephone.

Certificated     Upon receipt of appropriate
Note             documentation and
Deliveries and   instructions, the Company will cause the Trustee
Cash Payment:    to prepare and authenticate the
                 pre-printed 4-ply Certificated Note
                 packet containing the following
                 documents in forms approved by the
                 Company, the Agents and the Trustee:

                    1. Certificated Note with customer
                       confirmation.

                    2. Stub 1 - For the Presenting
                       Agent.

                    3. Stub 2 - For the Company.

                    4. Stub 3 - For the Trustee.

                 Each Certificated Note shall be
                 authenticated on the Closing Date
                 therefor.   The Trustee will
                 authenticate each Certificated Note
                 and deliver it to the Presenting
                 Agent (and deliver the stubs as
                 indicated above), all in accordance
                 with written instructions (or oral
                 instructions confirmed in writing
                 (which may be given by telex,
                 telecopy or facsimile) on the next
                 Business Day) from the Company.
                 Delivery by the Trustee of each
                 Certificated Note will be made
                 against receipt by the Company on the
                 Closing Date in immediately available
                 funds of an amount equal to the issue
                 price of

<page 25>

                 such Certificated Note less
                 the Presenting Agent's commission.

                 Upon verification by the Presenting
                 Agent that a Certificated Note has
                 been prepared and properly
                 authenticated by the Trustee and
                 registered in the name of the
                 purchaser in the proper principal
                 amount, payment will be made to the
                 Company by the Presenting Agent the
                 same day in immediately available
                 funds.  Such payment shall be made by
                 the Presenting Agent only upon prior
                 receipt by the Presenting Agent of
                 immediately available funds from or
                 on behalf of the purchaser unless the
                 Presenting Agent decides, at its
                 option, to advance its own funds for
                 such payment against subsequent
                 receipt of funds from the purchaser.

                 Upon delivery of a Certificated Note
                 to the Presenting Agent, the
                 Presenting Agent shall promptly
                 deliver such Certificated Note to the
                 purchaser.

                 If any Certificated Note is
                 incorrectly prepared, the Trustee
                 shall promptly issue a replacement
                 Certificated Note in exchange for the
                 incorrectly prepared Certificated
                 Note.

Fails:           If the Presenting Agent, at its own
                 option, has advanced its own funds
                 for payment against subsequent
                 receipt of funds from the purchaser,
                 and if the purchaser shall fail to
                 make payment for the Certificated
                 Note on the Closing Date therefor,
                 the Presenting Agent will promptly
                 notify the Trustee and the Company by
                 telephone, promptly confirmed in
                 writing (but no later than the next
                 Business Day).  In such event, the
                 Company shall promptly provide the
                 Trustee with appropriate
                 documentation and instructions
                 consistent with these procedures for
                 the return of the Certificated Note
                 to the Trustee and the Presenting
                 Agent will promptly return the
                 Certificated Note to the Trustee.
                 Upon (i) confirmation from the
                 Trustee in writing (which may be
                 given by telex,  telecopy or
                 facsimile) that the Trustee has
                 received the Certificated Note and
                 upon (ii) confirmation from the
                 Presenting Agent in writing (which
                 may be given by telex,  telecopy or
                 facsimile) that the Presenting Agent
                 has not received payment from the
                 purchaser (the matters referred to in
                 clauses (i) and (ii) are referred to
                 hereinafter as the

<page 26>

                 "Confirmations"),
                 the Company will promptly pay to the
                 Presenting Agent an amount in
                 immediately available funds equal to
                 the amount previously paid by the
                 Presenting Agent in respect of such
                 Certificated Note.  Assuming receipt
                 of the Certificated Note by the
                 Trustee and of the Confirmations by
                 the Company, such payment will be
                 made on the Closing Date, if
                 reasonably practical, and in any
                 event not later than the Business Day
                 following the date of receipt of the
                 Certificated Note and Confirmations.
                 If a purchaser shall fail to make
                 payment for the Certificated Note for
                 any reason other than the failure of
                 the Presenting Agent to provide the
                 necessary information to the Company
                 as described above for settlement or
                 to provide a confirmation to the
                 purchaser within a reasonable period
                 of time as described above or
                 otherwise to satisfy its obligation
                 hereunder or in the Distribution
                 Agreement, and if the Presenting
                 Agent shall have otherwise complied
                 with its obligations hereunder and in
                 the Distribution Agreement, the
                 Company will reimburse the Presenting
                 Agent on an equitable basis for its
                 loss of the use of funds during the
                 period when they were credited to the
                 account of the Company.

                 Immediately upon receipt of the
                 Certificated Note in respect of which
                 the fail occurred, the Trustee will
                 void said Certificated Note, make
                 appropriate entries in its records
                 and destroy the Certificated Note;
                 and upon such action, the
                 Certificated Note will be deemed not
                 to have been issued, authenticated
                 and delivered.

Trustee Not to   Nothing herein shall be deemed to require the Trustee
Risk Funds:      to risk or expend its own funds in
                 connection with any payment to the
                 Company, or the Agents or the
                 purchaser, it being understood by all
                 parties that payments made by the
                 Trustee to either the Company or the
                 Agents shall be made only to the
                 extent that funds are provided to the
                 Trustee for such purpose.

Authenticity of  The Company will cause the Trustee to furnish each
Signatures:      Agent from time to time with the
                 specimen signatures of each of the
                 Trustee's officers, employees or
                 agents who has been authorized by the
                 Trustee to authenticate Certificated
                 Notes, but the Agents will have no
                 obligation or liability to the
                 Company or the Trustee in respect of
                 the authenticity of the signature of any

<page 27>

                 officer, employee or agent of the
                 Company or the Trustee on any
                 Certificated Note.


Payment of       Each Agent shall forward to Company, a monthly
Expenses:        statement of the out-of-pocket
                 expenses incurred by such Agent
                 during that month which are
                 reimbursable to it pursuant to the
                 terms of the Distribution Agreement.
                 The Company will remit payment to the
                 Agents currently on a monthly basis.

Advertising      The Company will determine with
Costs:           each Agent the amount of advertising
                 that may be appropriate in soliciting
                 offers to purchase the Certificated
                 Notes.  Advertising expenses will be
                 paid by the Company.

Periodic         Periodically, the Trustee will
Statements:      send to the Company a statement
                 setting forth the principal amount of
                 Certificated Notes Outstanding as of
                 that date and setting forth a brief
                 description of any sales of
                 Certificated Notes which the Company
                 has advised the Trustee but which
                 have not yet been settled.

<page 28>

                                   EXHIBIT B

                        TEXTRON INC.

                 Medium-Term Notes, Series D

                       TERMS AGREEMENT

                                           __________, _____

Textron Inc.
40 Westminster Street
Providence, Rhode Island 02903

Attention:

     Re:  Distribution Agreement
          dated ___________, _____

     The undersigned agrees to purchase the following principal amount of your Medium-Term Notes: $

          Interest Rate [or method of calculating interest       rate]:
          Maturity Date:
          Initial Redemption Date:
          Purchase Price:
          Currency or Currency Unit
          Settlement Date and Time:
          Place of Delivery:
          Method of Payment:
          Lock-out Period:
          [Other]

          [insert modifications, if any, of opinions of counsel, certificates from the Company or its officers and letter from Ernst & Young referred to in Section 6(b) of the Distribution Agreement].

          [insert any provision for payment of counsel fees and expenses as provided in Section 4(g) of the Distribution
Agreement]

          [The provisions of Section 8 of the Distribution
Agreement shall be amended to substitute the term
"Purchaser" for the term "Agent" in each place in which the term "Agent" appears in such Section.]


                       [Name of Agents]

                       By________________________________
                           Name:
                           Title:

Accepted:

TEXTRON INC.

By______________________
    Name:
    Title: